UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

THE TALBOTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Merger Agreement

On May 30, 2012, The Talbots, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TLB Holdings LLC, a Delaware limited liability company (“Parent”), and TLB Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”).

The Offer and the Merger

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Sub will, among other things, commence a tender offer (the “Offer”) within 10 business days of the execution of the Merger Agreement to purchase all of the outstanding shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) at a price per share of $2.75, without interest (the “Offer Price”), net to the seller thereof in cash, on the terms and subject to the conditions set forth in the Merger Agreement; and upon successful completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. The Merger Agreement also provides that the Merger may be consummated regardless of whether the Offer is completed, but if the Offer is not completed, the Merger will only be able to be consummated after the stockholders of the Company have adopted the Merger Agreement at a meeting of stockholders and subject to the satisfaction or waiver of other conditions to the consummation of the Merger as set forth in the Merger Agreement. In the Merger, each outstanding share of Company Common Stock, other than shares of Company Common Stock owned by Parent or Sub, by the Company as treasury stock or by stockholders who have validly exercised their appraisal rights under Delaware law, will be cancelled and converted into the right to receive cash in an amount equal to the Offer Price.

Offer Conditions and Closing Conditions

The obligation of Sub to purchase shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, that the Office of the Comptroller of the Currency has determined not to disapprove, or has not disapproved, under the Change in Bank Control Act, the acquisition of control of Talbots Classic National Bank by Parent and its affiliates, as applicable, the receipt of a letter from the Pension Benefit Guaranty Corporation stating that it has concluded its investigation regarding The Talbots, Inc. Pension Plan and the transactions contemplated by the Merger Agreement, a minimum level of availability being maintained by the Company under the Amended and Restated Credit Agreement, dated as of February 16, 2012, among the Company, as the borrower representative, and The Talbots Group, Limited Partnership, Talbots Classics Finance Company, Inc. and the Company, as the borrowers, and General Electric Capital Corporation, as the agent, and the lenders party thereto, receipt of proceeds by Parent (either directly or indirectly through Sub or the Company) of the debt financings pursuant to the debt commitment letters from General Electric Capital Corporation and Wells Fargo Bank National Association (or alternative debt financing pursuant to the terms and subject to the conditions set forth in the Merger Agreement) and/or the lenders party to such debt commitment letters (or new debt commitment letters for any such alternative debt financing) have confirmed to Parent and Sub that such debt financing (or such alternative debt financing) in an amount sufficient to consummate the Offer and the Merger will be available at the consummation of the Offer on the terms and conditions set forth in the debt commitment letters (or such new debt commitment letters), and other closing conditions. In addition, it is a condition to Sub’s obligation to purchase the shares tendered in the Offer that (1) the number of the outstanding shares of Company Common Stock that have been validly tendered and not validly withdrawn, when added (without duplication of shares) to the number of shares of Company Common Stock owned by Parent and its subsidiaries as of immediately prior to the expiration of the Offer, represent at least a majority of the shares of Company Common Stock outstanding as of immediately prior to the expiration of the Offer and (2) the number of the outstanding shares of Company Common Stock that have been validly tendered and not validly withdrawn, when added to (without duplication of shares) the number of shares of Company Common Stock owned by Parent and its subsidiaries as of immediately prior to the expiration of the Offer plus the number of shares to be purchased by Sub pursuant to the Top-Up (discussed below), represent at least one more share than 90% of (x) the outstanding shares of Company Common Stock as of immediately prior to the expiration of the Offer, plus (y) the aggregate number of shares of Company Common Stock issuable to holders of Company stock options, restricted stock, restricted stock units, performance stock units and warrants, as applicable, from which the Company or its representatives have received notices of exercise prior to the expiration of the Offer (and as to which shares of Company Common Stock have not yet been issued to such exercising holders of Company stock options, restricted stock, restricted stock units, performance stock units and warrants, as applicable), plus (z) the number of shares of Company Common Stock to be purchased by Sub under the Top-Up. Under certain circumstances (but subject in any event to the satisfaction or waiver of other conditions to the consummation of the Merger as set forth in the Merger Agreement), the parties have agreed to complete the Merger without the prior completion of the Offer, after receipt of the affirmative vote of a majority of the outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement and approval of the transactions contemplated thereby. In that case, the consummation of the Merger would be subject to similar conditions as the Offer conditions, other than the addition of the stockholder approval requirement and the inapplicability of the minimum tender conditions and the condition regarding Parent’s direct or indirect receipt of the debt financing.

Top-Up Option

The Company has also granted to Parent an irrevocable right (the “Top-Up”), which Sub will be deemed to have exercised following the consummation of the Offer, if necessary, to purchase at a price per share equal to the Offer Price from the Company up to a number of newly issued, fully paid and nonassessable shares of Company Common Stock (the “Top-Up Shares”) that, when added to the number shares of Company Common Stock already directly or indirectly owned by Parent and Sub at the closing of the purchase of the Top-Up Shares (after giving effect to the consummation of the Offer, but excluding for this purpose, at the election of Parent or Sub, any shares tendered in the Offer pursuant to guaranteed delivery procedures), constitutes one share more than 90% (determined on a fully diluted basis) of the shares of Company Common Stock outstanding immediately after the issuance of the Top-Up Shares. If Parent and its affiliates acquire at least one share more than 90% of the outstanding shares of Company Common Stock (determined on a fully diluted basis), including through exercise of the Top-Up, the parties have agreed to take all necessary and appropriate action to complete the Merger through the “short form” procedures available under Delaware law (pursuant to which no vote of the stockholders at a stockholder meeting is required to approve the Merger).

Representations and Warranties; Covenants

The Merger Agreement contains representations and warranties of the parties that are, in general, customary for a transaction of this type. The Company has agreed to certain covenants,

including covenants requiring the Company to conduct its business in the ordinary course of business and to preserve the condition of the Company through Closing. The Company has also agreed to certain restrictions on its ability to solicit or initiate proposals or offers, and to engage in or otherwise participate in discussions or negotiations (and has agreed to cease any current discussions and negotiations), with third parties for the purpose of facilitating competing acquisition proposals commencing with the date of the Merger Agreement and continuing until the earlier to occur of the termination of the Merger Agreement pursuant to its terms and the time at which the Merger is consummated. Subject to certain restrictions, requirements and limitations set forth in the Merger Agreement, the Company is allowed to respond to unsolicited bona fide written proposals.

Termination; Termination Fees and Parent Expenses

The Merger Agreement contains certain termination rights for both the Company and Parent, including, among others, if the Merger is not consummated on or before October 24, 2012 or, with respect to the Company, in accordance with the terms, and subject to the conditions set forth in the Merger Agreement, in the event that the Company receives a superior proposal (as defined in the Merger Agreement). Upon termination of the Merger Agreement under specified circumstances, including with respect to the Company’s entry into an agreement with respect to a superior proposal, the Company has agreed to pay Parent a termination fee of $6,000,000. Parent will be required to pay the Company a termination fee equal to $11,000,000 under certain specified circumstances as set forth in the Merger Agreement. In addition, under certain specified circumstances as set forth in the Merger Agreement, the Company has agreed to pay Sub $1,500,000 as compensation for the fees and expenses incurred by Parent and its affiliates in connection with the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. The Company’s stockholders and other investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Sub or any of their respective subsidiaries or affiliates.

The Merger Agreement contains representations and warranties the Company, Parent and Sub made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Parent and Sub and may be subject to important qualifications and limitations agreed to by the Company, Parent and Sub in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for purposes of allocating risk among the Company, Parent and Sub rather than establishing matters as facts.

Notice to Investors

The tender offer for the outstanding common stock of the Company referred to in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to purchase shares of the Company’s common stock will be made pursuant to a Tender Offer Statement on Schedule TO (including the Offer to Purchase, the related Letter of Transmittal and other related materials) that an affiliate of Sycamore Partners intends to file with the Securities and Exchange Commission (the “SEC”). At the time the offer is commenced, an affiliate of Sycamore Partners will file a Tender Offer Statement on Schedule TO with the SEC and, thereafter, the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. Investors and security holders of the Company are urged to read these materials (including the Tender Offer Statement on Schedule TO, the Offer to Purchase, the related Letter of Transmittal and the Solicitation/Recommendation Statement on Schedule 14D-9) (when they become available) carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials (when they become available) and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, the Company plans to file a Proxy Statement on Schedule 14A with the SEC. Additionally, the Company plans to file other relevant materials with the SEC in connection with the proposed acquisition of the Company by an affiliate of Sycamore Partners pursuant to the terms of the Merger Agreement. Investors and security holders of the Company are urged to read these materials (when they become available) carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials (when they become available) and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders also may obtain free copies of the documents filed by the Company with the SEC by contacting Talbots Investor Relations at (781) 741-4500, by writing to Investor Relations Department, The Talbots, Inc., One Talbots Drive, Hingham, Massachusetts 02043, or by e-mailing investor.relations@talbots.com.

The Company and certain of its directors and executive officers, under the SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Investors and security holders may obtain information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise, and which may, in some cases, be different than those of the Company’s stockholders, generally) of the Company’s executive officers and directors in (i) the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, (ii) the Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and (iii) the proxy statement and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available. To the extent that the Company’s directors’ and executive officers’ holdings of the Company’s securities change, or have changed, from the amounts printed in the Company’s definitive proxy statement for its 2011 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Copies of these documents can be obtained free of charge from the Company or the SEC as indicated above.

Forward-looking Information

This report contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “intend,” “potential” or similar statements or variations of such terms. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements concerning the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, suppliers, sourcing agent and landlords; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC, including the risks and uncertainties included under “Risk Factors” and “Forward-looking Information” in Talbots’ Annual Report on Form 10-K for the fiscal year ended January 28, 2012, as amended, and other periodic reports filed with the SEC which are incorporated herein, as well as the Tender Offer Statement on Schedule TO to be filed by an affiliate of Sycamore Partners and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company. The Company’s Annual Report on Form 10-K, as amended, and other periodic reports are available at the Investor Relations section of the Company’s Website at http://www.thetalbotsinc.com.

All the Company’s forward-looking statements are as of the date of this report only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this report or included in the Company’s other public disclosures or the Company’s other periodic reports or other documents or filings filed with or furnished to the SEC could materially and adversely affect the Company’s continuing operations and the Company’s future financial results, cash flows, available credit, prospects and liquidity. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with entering into the Merger Agreement, the board of directors of the Company adopted and approved Amendment No. 1 (the “Rights Amendment”) to the Rights Agreement, dated August 1, 2011, by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”). The effect of the Rights Amendment is to permit execution of the Merger Agreement and performance and consummation of the transactions pursuant to the Merger

Agreement, including the Merger, without triggering the separation or exercise of the preferred share purchase rights or any adverse event under the Rights Agreement. A copy of the Rights Amendment is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

2.1	Agreement and Plan of Merger, dated as of May 30, 2012 by and among The Talbots, Inc., TLB Holdings LLC and TLB Merger Sub Inc.

4.1	Amendment No. 1 to Rights Agreement, dated as of May 30, 2012, by and between The Talbots, Inc. and Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: June 1, 2012	By:	/s/ Richard T. O’Connell, Jr.
	Name: Title:	Richard T. O’Connell, Jr. Executive Vice President

INDEX OF EXHIBITS

Exhibit No.

2.1	Agreement and Plan of Merger, dated as of May 30, 2012 by and among The Talbots, Inc., TLB Holdings LLC and TLB Merger Sub Inc.

4.1	Amendment No. 1 to Rights Agreement, dated as of May 30, 2012, by and between The Talbots, Inc. and Computershare Trust Company, N.A.